united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17645 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/19

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500
Fund

Semi-Annual Report
March 31, 2019

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.empiricfunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 888-839-7424. Your election to receive reports in paper will apply to all funds held within the fund complex.

If you own these shares through a financial intermediary (such as a broker-dealer or bank), you may elect to receive paper copies or electronic copies of shareholder reports by contacting your financial intermediary. If you do not own these shares through a financial intermediary, you may elect to receive electronic copies of the shareholder reports by calling the Fund at 888-839-7424 or elect to receive paper copies of the shareholder reports by following the instructions included. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on March 31st, 2019 was $42.55 per share. Returns as of March 31st, 2019 are below.

	Class A	Class A
	(No Sales	(Max 5.75%
	Charges)	Charge)	Class C	Benchmark[1]
Annual Returns %
Since Inception (A)	8.96%	8.75%	—	9.00%
Since Inception (C)	—	—	5.00%	8.87%
Last 10 Years	10.82%	10.17%	9.99%	15.92%
Last 5 Years	6.30%	5.05%	5.50%	9.72%
Short-term Returns %
Last 3 Months	13.68%	7.15%	13.47%	18.99%
Last 6 Months	-10.23%	-15.39%	-10.57%	-4.90%
Last 12 Months	3.93%	-2.05%	3.13%	7.54%
Gross Expense Ratio	1.99%	—	2.74%	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Russell 2500 Growth. For comparisons periods that straddle 09/30/2013, we use the S&P 500. For periods after 09/30/2013, we use the Russell 2500 Growth.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

4667-NLD-5/8/2019

The U.S. economy is solid. Inflation is low as are long-term interest rates. For the first quarter of 2019, the economy grew 3.2%, faster than most expected. Productivity growth as reported by The Bureau of Labor Statistics also grew a strong 3.6%. Employment is robust with approximately 196,000 jobs created in March, and the unemployment rate remained at 3.8%, near 50 year lows. Company earnings are also strong. With more than half the Standard & Poor companies reporting their 1st quarter 2019 earnings, about 79% beat analysts’ forecasts, which is better than the 70.5% average over the last 10 years, according to Bloomberg.

In short, we believe a recession is unlikely in the near term.

In this semi-annual letter to our shareholders, we will take a brief look at Federal Reserve policy that can have a big influence on stocks, and we will discuss why it can have a major influence even when economic fundamentals are doing well.

Federal Reserve and Inflation

Let’s begin by saying that we see the Fed’s policy right now as reasonable, although possibly too tight. In its Open Market Committee Meeting on March 21, 2019, the Fed left its Fed Funds benchmark unchanged at 2.25% to 2.50%. More importantly, statements from Fed Chairman Jerome Powell suggest that its benchmark rate will be “on hold” for the rest of this year. The benchmark rate is low by historical standards, but higher than it has been during the economic recovery since the financial crisis started more than a decade ago. But short interest rates may be too high relative to long-term rates. Long-term rates are set by investors betting billions on their views of inflation, government policy, and so forth. Call the 10-year a market rate. With the 10-year government bond yielding 2.46%, and short rates at 2.39% we are getting close to an inverted yield curve. Inverted yields are not normal and for extended periods are possible precursors to recession. The chart below is the 10-year government bond minus the 3-month T-bill rate, or the market rate minus the manipulated rate. When the blue line is below zero, the yield curve is inverted. The vertical shaded areas are recessions. Note that historically when the yield-curve inverts (goes negative) recessions are not far behind.

The Fed manipulates short rates to spur economic activity (by lowering rates), or to curb inflation (by raising rates). A low interest rate helps boost the economy by making borrowing inexpensive for business capital investment and borrowing for consumers. This is good for the stock market, of course. But, as with pretty much everything else, too much of a good thing has negative effects. If the interest rate is too low for too long, the economy could get overheated, and we could have excessive inflation.

For this reason, the Fed closely watches inflation and is alert to the warning signs of inflation accelerating. For the past few months, the Fed has been looking, and inflation isn’t rising. On April 29, 2019, the Bureau of Economic Analysis announced that the Federal Reserve’s favorite inflation gauge was up 1.55% year over year, which is the slowest pace in the last year. For over 5 years, the Fed has tried to get inflation up to 2%, which it has failed to do, with one exception in July 2018 when inflation hit 2% briefly. It has been falling since.

With evidence that inflation is very much under control, the Fed has been clear that they do not need to raise rates -- probably for the rest of this year.

The Fed’s Favorite Inflation Index (US PCE Core Price Index)

Federal Reserve and the stock market

We think Fed policy may be the most significant factor that can influence stocks and the economy. In our view, most of the recessions in the U.S. have been induced by too tight Fed policy – that is, too much cautionary action to raise interest rates and fight inflation. Basically, the Fed tries to get ahead of inflation so it puts the brakes on too hard, and growth skids to a stop. In fact, in the 4th quarter of 2018, the Fed almost did it again when it imposed a planned, automatic interest rate increase.

The Fed thought it was getting ahead of inflation late last year. In our opinion, the Fed got too far ahead. In the 4th quarter of 2018, stocks swooned and Chairman Powell “got religion”. By January 2019, the Fed said it would halt its automatic increases. We attribute the significant market rally so far this year to those statements.

We recognize that there are high-profile issues that seem as if they could wreck the economy: trade conflicts, especially with China; the unfinished revision to NAFTA; and divisive politics. But these are minor factors in a huge and diverse economy that is running well right now.

Conclusion

After the brief scare late last year, it seems that the stock market is back on track. A chastised Fed may be more cautious now. The economy is growing, inflation stable, employment high, and productivity is back on track, all of which provides a good backdrop for rising earnings. And, importantly, Federal Reserve policy is reasonable right now and “on hold” for the rest of this year.

As a result, stock valuations are stable and growing. We think it’s a good bet that they will continue on this path.

The Empiric Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the investment company and may be obtained by calling 1-888-839-7424, or visiting www.empiricfunds.com. Read it carefully before investing.

4667-NLD-5/8/2019

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for each of the periods ended March 31, 2019 compared to its benchmark:

			5 Year Return	10 Year Return	Since Inception (a)
	6 Months	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class A	(10.23)%	3.93%	6.30%	10.82%	8.96%
Empiric 2500 Fund Class A with Load (b)	(15.39)%	(2.05)%	5.05%	10.17%	8.75%
Russell 2500 Growth Total Return Index(c)	(4.90)%	7.54%	9.72%	17.50%	8.73%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The advisor and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses and extraordinary expenses, do not exceed 2.24% for Class A, of the Fund’s average daily net assets through January 31, 2020. Fee waivers or reimbursements by the advisor are subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2019 prospectus, is 1.99% for Class A shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric 2500 Fund Class A commenced operations on November 6, 1995.

(b)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(c)	The Russell 2500 Growth Total Return Index refers to a composite that includes mid and small cap companies located in the United States that also exhibit a growth probability. The Russell 2500 Growth Total Return is published and maintained by FTSE Russell.

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
March 31, 2019

The Fund’s performance figures* for each of the periods ended March 31, 2019 compared to its benchmark:

			5 Year Return	10 Year Return	Since Inception (a)
	6 Months	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class C	(10.57)%	3.13%	5.50%	9.99%	5.00%
Russell 2500 Growth Total Return Index(b)	(4.90)%	7.54%	9.72%	17.50%	9.99%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses and extraordinary expenses, do not exceed 2.99% for Class C, of the Fund’s average daily net assets through January 31, 2020. Fee waivers or reimbursements by the advisor are subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2019 prospectus, is 2.74% for Class C shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric 2500 Fund Class C commenced operations on October 7, 2005.

(b)	The Russell 2500 Growth Total Return Index refers to a composite that includes mid and small cap companies located in the United States that also exhibit a growth probability. The Russell 2500 Growth Total Return is published and maintained by FTSE Russell.

Empiric 2500 Fund
Portfolio Weightings (Unaudited)
March 31, 2019

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of March 31, 2019 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2019

Shares		Fair Value

	COMMON STOCKS - 99.0%
	AEROSPACE/DEFENSE - 0.8%
5,782	Aerojet Rocketdyne Holdings, Inc. * (a)	$205,435

	AGRICULTURE - 1.7%
9,594	Turning Point Brands, Inc.	442,188

	AUTO PARTS & EQUIPMENT - 3.8%
7,708	Allison Transmission Holdings, Inc.	346,243
18,774	Commercial Vehicle Group, Inc. *	143,997
18,004	Meritor, Inc. *	366,381
1,154	WABCO Holdings, Inc. *	152,132
		1,008,753
	BIOTECHNOLOGY - 7.2%
2,298	ANI Pharmaceuticals, Inc. *	162,101
12,200	ChemoCentryx, Inc. *	169,458
2,044	Emergent BioSolutions, Inc. *	103,263
6,148	Exelixis, Inc. *	146,322
13,716	Halozyme Therapeutics, Inc. *	220,828
18,143	Innoviva, Inc. * (a)	254,546
2,832	Ionis Pharmaceuticals, Inc. * (a)	229,873
2,107	Ligand Pharmaceuticals, Inc. * (a)	264,871
172,283	Palatin Technologies, Inc. *	168,872
2,830	REGENXBIO, Inc. * (a)	162,187
		1,882,321
	BUILDING MATERIALS - 3.7%
1,765	American Woodmark Corp. * (a)	145,842
9,892	Continental Building Products, Inc. * (a)	245,223
4,864	Patrick Industries, Inc. *	220,437
5,868	Trex Co., Inc. *	360,999
		972,501
	CHEMICALS - 0.0%
5,405	A Schulman, Inc. * #	5,675

	COMMERCIAL SERVICES - 9.9%
4,576	AMN Healthcare Services, Inc. * (a)	215,484
4,388	Barrett Business Services, Inc.	339,324
4,002	Brink’s Co. (a)	301,791
22,655	Everi Holdings, Inc. *	238,331
6,046	Forrester Research, Inc. (a)	292,324
3,335	Insperity, Inc.	412,406
1,055	Morningstar, Inc.	132,919
21,851	PFSweb, Inc. * (a)	113,844
4,148	Robert Half International, Inc.	270,284
4,623	TriNet Group, Inc. *	276,178
		2,592,885

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2019

Shares		Fair Value

	COMMON STOCKS - 99.0% (Continued)
	COMPUTERS - 6.9%
6,729	Carbonite, Inc. * (a)	$166,947
3,043	EPAM Systems, Inc. *	514,663
2,882	ExlService Holdings, Inc. *	172,978
4,571	MAXIMUS, Inc.	324,450
16,877	PlayAGS, Inc. *	403,867
6,474	TTEC Holdings, Inc.	234,553
		1,817,458
	DIVERSIFIED FINANCIAL SERVICES - 5.0%
3,201	Evercore, Inc.	291,291
3,492	LPL Financial Holdings, Inc.	243,218
6,261	Moelis & Co.	260,520
9,509	Silvercrest Asset Management Group, Inc.	135,503
10,215	Virtu Financial, Inc. (a)	242,606
3,733	WageWorks, Inc. * (a)	140,958
		1,314,096
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
4,650	Generac Holdings, Inc. *	238,220

	ELECTRONICS - 0.5%
2,667	Advanced Energy Industries, Inc. * (a)	132,497

	ENERGY-ALTERNATE SOURCES - 1.0%
8,889	TPI Composites, Inc. *	254,403

	ENGINEERING & CONSTRUCTION - 0.5%
4,100	MYR Group, Inc. *	141,983

	ENTERTAINMENT - 3.2%
4,879	Live Nation Entertainment, Inc. *	310,012
9,000	SeaWorld Entertainment, Inc. *	231,840
1,394	Vail Resorts, Inc.	302,916
		844,768
	FOOD - 1.0%
241	Nathan’s Famous, Inc.	16,484
3,450	Performance Food Group Co. *	136,758
5,595	Sprouts Farmers Market, Inc. *	120,516
		273,758
	HEALTHCARE-PRODUCTS - 12.9%
168	Atrion Corp. (a)	147,618
1,337	Bio-Techne Corp.	265,461
1,630	Cantel Medical Corp. (a)	109,031
9,155	Cutera, Inc. *	161,677
5,134	Genomic Health, Inc. *	359,637
7,629	Globus Medical, Inc. *	376,949
5,035	iRadimed Corp. * (a)	141,433
5,430	LeMaitre Vascular, Inc.	168,330
3,554	Masimo Corp. *	491,447
2,295	NuVasive, Inc. * (a)	130,333
2,194	Quidel Corp. *	143,641
6,937	Repligen Corp. * (a)	409,838
7,128	Surmodics, Inc. *	309,925
5,108	Varex Imaging Corp. *	173,059
		3,388,379

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2019

Shares		Fair Value

	COMMON STOCKS - 99.0% (Continued)
	HEALTHCARE-SERVICES - 4.4%
982	Amedisys, Inc. *	$121,041
435	Chemed Corp.	139,230
4,349	Encompass Health Corp.	253,982
2,627	Ensign Group, Inc.	134,476
2,068	Medpace Holdings, Inc. *	121,950
1,943	Providence Service Corp. *	129,443
8,561	Select Medical Holdings Corp. *	120,625
1,249	US Physical Therapy, Inc. (a)	131,183
		1,151,930
	HOME FURNISHINGS - 1.0%
5,474	Sleep Number Corp. * (a)	257,278

	HOUSEWARES - 1.1%
4,203	Toro Co.	289,335

	INSURANCE - 0.9%
8,282	Health Insurance Innovations, Inc. * (a)	222,123

	INTERNET - 6.1%
23,525	Endurance International Group Holdings, Inc. * (a)	170,556
3,944	GoDaddy, Inc. *	296,549
23,680	Groupon, Inc. *	84,064
7,332	Match Group, Inc. (a)	415,065
7,781	NIC, Inc.	132,977
4,788	Shutterstock, Inc.	223,264
692	Stamps.com, Inc. * (a)	56,336
32,391	Zix Corp. *	222,850
		1,601,661
	LEISURE TIME - 0.8%
2,573	Polaris Industries, Inc.	217,238

	MACHINERY-DIVERSIFIED - 0.5%
6,128	Ichor Holdings Ltd. * (a)	138,370

	MISCELLANEOUS MANUFACTURING - 3.1%
2,433	Chase Corp.	225,150
10,092	Harsco Corp. *	203,455
3,072	Hillenbrand, Inc.	127,580
15,211	Myers Industries, Inc.	260,260
		816,445
	OIL & GAS - 0.3%
671	Isramco, Inc. *	75,823

	PACKAGING & CONTAINERS - 1.0%
2,572	Packaging Corp. of America	255,605

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2019

Shares		Fair Value

	COMMON STOCKS - 99.0% (Continued)
	PHARMACEUTICALS - 5.4%
3,491	BioSpecifics Technologies Corp. *	$217,594
3,388	Eagle Pharmaceuticals, Inc. *	171,060
1,474	Enanta Pharmaceuticals, Inc. * (a)	140,797
1,962	Neurocrine Biosciences, Inc. *	172,852
19,631	SIGA Technologies, Inc. * (a)	117,982
7,010	Supernus Pharmaceuticals, Inc. *	245,630
4,106	USANA Health Sciences, Inc. *	344,370
		1,410,285
	REAL ESTATE - 0.6%
2,700	RMR Group, Inc.	164,646

	RETAIL - 3.8%
5,611	BJ’s Restaurants, Inc. (a)	265,288
4,073	Cheesecake Factory, Inc. (a)	199,251
6,808	Nordstrom, Inc. (a)	302,139
2,299	RH * (a)	236,682
		1,003,360
	SOFTWARE - 9.4%
4,005	Black Knight, Inc. *	218,273
1,713	Blackbaud, Inc. (a)	136,578
10,349	Cision Ltd. *	142,506
2,339	Ebix, Inc. (a)	115,476
4,708	Envestnet, Inc. * (a)	307,856
2,177	Fair Isaac Corp. *	591,339
13,410	Immersion Corp. *	113,046
2,337	j2 Global, Inc.	202,384
1,594	Jack Henry & Associates, Inc.	221,152
9,517	Progress Software Corp.	422,269
		2,470,879
	TELECOMMUNICATIONS - 0.7%
4,999	GTT Communications, Inc. * (a)	173,465

	TRANSPORTATION - 0.9%
2,160	Landstar System, Inc.	236,282

	TOTAL COMMON STOCKS (Cost $19,460,046)	26,000,045

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2019

Shares		Fair Value

	SHORT-TERM INVESTMENTS - 25.0%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 25.0%
6,559,098	Mount Vernon Liquid Assets Portfolio, LLC, 2.61% ** (b)	$6,559,098

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,559,098)	6,559,098

	TOTAL INVESTMENTS IN SECURITIES - 124.0% (Cost $26,019,144)	$32,559,143
	LIABILITIES IN EXCESS OF OTHER ASSETS - (24.0)%	(6,290,828)
	TOTAL NET ASSETS - 100.0%	$26,268,315

LLC - Limited Liability Company

*	Non-Income producing security.

(a)	All or a portion of the security is out on loan at March 31, 2019. Total loaned securities had a value of $6,392,241 at March 31, 2019.

#	Fair valued security, the value of this security has been determined in good faith under the policies of the Board of Trustees.

**	Interest rate reflects seven-day effective yield on March 31, 2019.

(b)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2019. Total collateral had a value of $6,559,098 at March 31, 2019.

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

ASSETS
Investment securities:
At cost	$26,019,144
At fair value (including collateral for loaned securities)	$32,559,143
Cash	293,695
Dividends and interest receivable	12,613
Prepaid expenses and other assets	8,603
TOTAL ASSETS	32,874,054

LIABILITIES
Securities lending collateral	6,559,098
Investment advisory fees payable	22,448
Payable to related parties	10,221
Distribution (12b-1) fees payable	3,789
Payable to Trustees	2,984
Accrued expenses and other liabilities	7,199
TOTAL LIABILITIES	6,605,739
NET ASSETS	$26,268,315

Composition of Net Assets:
Paid in capital	$21,592,525
Accumulated earnings	4,675,790
NET ASSETS	$26,268,315

Net Asset Value Per Share:
Class A Shares:
Net Assets	$24,914,534
Shares of beneficial interest outstanding (a)	585,596
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$42.55
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$45.15

Class C Shares:
Net Assets	$1,353,781
Shares of beneficial interest outstanding (a)	35,405
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$38.24

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2019

INVESTMENT INCOME
Dividends	$125,849
Interest	7,280
Securities lending income - net	6,835
TOTAL INVESTMENT INCOME	139,964

EXPENSES
Investment advisory fees	129,732
Distribution (12b-1) fees:
Class A	30,767
Class C	6,662
Administration fees	35,484
Management services fees	15,466
Compliance officer fees	8,754
Trustees fees and expenses	8,463
Printing and postage expenses	7,763
Audit Fees	6,482
Legal Fees	6,087
Registration fees	4,550
Custodian fees	3,654
Shareholder services fees	3,331
Insurance expense	410
Other expenses	1,769
TOTAL EXPENSES	269,374

NET INVESTMENT LOSS	(129,410)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(305,452)
Net realized gain from redemptions in kind	617,577
Net change in unrealized depreciation on investments	(3,364,526)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(3,052,401)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,181,811)

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2019	Year Ended
	(Unaudited)	September 30, 2018
FROM OPERATIONS
Net investment loss	$(129,410)	$(303,344)
Net realized gain (loss) from investments	(305,452)	923,662
Net realized gain from redemptions in kind	617,577	384,503
Net change in unrealized appreciation (depreciation) on investments	(3,364,526)	5,998,929
Net increase (decrease) in net assets resulting from operations	(3,181,811)	7,003,750

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	883,239	2,317,444
Class C	642	13,240
Payments for shares redeemed:
Class A	(2,810,261)	(2,758,109)
Class C	(35,177)	(71,627)
Net decrease in net assets from shares of beneficial interest	(1,961,557)	(499,052)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,143,368)	6,504,698

NET ASSETS
Beginning of Period	31,411,683	24,906,985
End of Period *	$26,268,315	$31,411,683

SHARE ACTIVITY
Class A:
Shares Sold	20,460	51,792
Shares Redeemed	(64,889)	(68,273)
Net decrease in shares of beneficial interest outstanding	(44,429)	(16,481)

Class C:
Shares Sold	17	355
Shares Redeemed	(970)	(1,973)
Net decrease in shares of beneficial interest outstanding	(953)	(1,618)

*	Net Assets-End of Period includes distributions in excess of net investment loss of ($232,872) as of September 30, 2018.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Six Months		Year		Year	Year	Year	Year
	Ended		Ended		Ended	Ended	Ended	Ended
	March 31, 2019		September 30,		September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2018		2017	2016	2015	2014
Net asset value, beginning of period	$47.39		$36.57		$30.88	$29.15	$35.83	$34.11
Activity from investment operations:
Net investment income (loss) (1)	(0.20)		(0.45)		(0.23)	(0.10)	0.06	(0.26)
Net realized and unrealized gain (loss) on investments	(4.64)		11.27		5.92	1.83	(2.53)	5.59
Total from investment operations	(4.84)		10.82		5.69	1.73	(2.47)	5.33
Less distributions from:
Return of Capital	—		—		—	—	(0.93)	—
Net realized gains	—		—		—	—	(3.28)	(3.61)
Total distributions	—		—		—	—	(4.21)	(3.61)
Net asset value, end of period	$42.55		$47.39		$36.57	$30.88	$29.15	$35.83
Total return (2)	(10.23	)% (6)	29.59%		18.43%	5.93%	(8.55)%	16.02%
Net assets, at end of period (000s)	$24,915		$29,857		$23,644	$21,495	$24,462	$33,539
Ratio of gross expenses to average net assets (3)(4)	2.04	% (7)	1.99%		2.06%	2.09%	1.82%	1.78%
Ratio of net expenses to average net assets after reimbursement or recapture (4)	2.04	% (7)	1.99%		1.98%	1.98%	1.87%	1.78%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.96	)% (7)	(1.07)%		(0.68)%	(0.34)%	0.18%	(0.73)%
Portfolio Turnover Rate	26	% (6)(8)	11	% (8)	150%	171%	166%	622%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Not annualized

(7)	Annualized.

(8)	In-kind transactions are not included in calculation of turnover.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Six Months		Year		Year	Year	Year	Year
	Ended		Ended		Ended	Ended	Ended	Ended
	March 31, 2019		September 30,		September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2018		2017	2016	2015	2014
Net asset value, beginning of period	$42.75		$33.24		$28.28	$26.91	$33.60	$32.42
Activity from investment operations:
Net investment loss (1)	(0.32)		(0.69)		(0.44)	(0.30)	(0.19)	(0.50)
Net realized and unrealized gain (loss) on investments	(4.19)		10.20		5.40	1.67	(2.29)	5.29
Total from investment operations	(4.51)		9.51		4.96	1.37	(2.48)	4.79
Less distributions from:
Return of Capital	—		—		—	—	(0.93)	—
Net realized gains	—		—		—	—	(3.28)	(3.61)
Total distributions	—		—		—	—	(4.21)	(3.61)
Net asset value, end of period	$38.24		$42.75		$33.24	$28.28	$26.91	$33.60
Total return (2)	(10.57	)% (6)	28.61%		17.57%	5.09%	(9.21)%	15.12%
Net assets, at end of period (000s)	$1,354		$1,554		$1,262	$1,183	$1,556	$2,164
Ratio of gross expenses to average net assets (3)(4)	2.79	% (7)	2.74%		2.81%	2.84%	2.57%	2.53%
Ratio of net expenses to average net assets after reimbursement or recapture (4)	2.79	% (7)	2.74%		2.73%	2.73%	2.62%	2.53%
Ratio of net investment loss to average net assets (4)(5)	(1.71	)% (7)	(1.82)		(1.43)%	(1.12)%	(0.59)%	(1.47)%
Portfolio Turnover Rate	26	% (6)(8)	11	% (8)	150%	171%	166%	622%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Not annualized

(7)	Annualized.

(8)	In-kind transactions are not included in calculation of turnover.

See accompanying notes to financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2019

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of thirty-nine series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is to achieve capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU (“ASU”) 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2019, for the Fund’s assets and liabilities measured at fair value:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$25,994,370	$5,675	$—	$26,000,045
Investment Purchased as Securities Lending Collateral	6,559,098	—	—	6,559,098
Total	$32,553,468	$5,675	$—	$32,559,143

(a)	As of and during the period ended March 31, 2019, the Fund held no securities that were considered to be “Level 3” securities.

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ financial assets available for offset under a master netting arrangement net of collateral pledged as of March 31, 2019.

				Gross Amounts Not Offset in the Statement of
Assets				Assets & Liabilities

			Net Amounts of Assets
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statement of Assets	Statement of Assets &		Cash Collateral
Description	Recognized Assets	& Liabilities	Liabilities	Financial Instruments	Received	Net Amount
Securities Lending	$6,392,241	$—	$6,392,241	$—	$6,392,241	$—
Total	$6,392,241	$—	$6,392,241	$—	$6,392,241	$—

The following table breaks out the holdings received as collateral as of March 31, 2019:

Securities Lending Transactions
Overnight and Continuous
Mount Vernon Liquid Assets Portfolio, LLC	$6,559,098

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

b) Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the period ended March 31, 2019, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2019, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018, or expected to be taken in the Fund’s 2019 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

c) Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d) Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

e) Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h) Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period ended March 31, 2019, there were no CDSC fees paid.

i) Security Loans – The Fund has entered into a securities lending agreement with U.S. Bank. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The cash collateral is invested in short-term investments as noted in the Fund’s Schedule of Investments. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agreement.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

(2)	INVESTMENT TRANSACTIONS

For the period ended March 31, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales (a)
$6,677,408	$8,186,057	*

(a)	The Fund may participate in a liquidity program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind. During the period ended March 31, 2019, the Fund utilized ReFlow. ReFlow subscribed 19,259 shares of the Fund during the period. The resulting fee is recorded in other expenses on the Statement of Operations.

*	Proceeds from sales include $804,943 from redemptions in-kind sales.

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust, with respect to the Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). For the period ended March 31, 2019, investment advisory fees of $129,732 were incurred by the Fund.

The Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, do not exceed 2.24% and 2.99% of Class A and Class C of the Fund’s average daily net assets through January 31, 2020. This expense cap may not be terminated prior to this date except by the Board. Prior to February 1, 2018, Class A and Class C had expense caps of 1.98% and 2.73% respectively. For the period ended March 31, 2019, the Advisor waived management fees and/or reimbursed expenses in the amount of $0. Expenses reimbursed and/or fees reduced by the Advisor may be recaptured by the Advisor for a period of three years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. As of September 30, 2018, the Advisor may recapture $27,365 before September 30, 2019 and $19,282 before September 30, 2020, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (“Management Services Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended March 31, 2019, the Fund incurred $15,466 for such fees.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

A trustee and officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“AlphaCentric”), and Catalyst Capital Advisors LLC (“Catalyst”), each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Empiric Distributor acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributor received $14,994 in brokerage commissions from the Fund for the period ended March 31, 2019. Certain officers and/or employees of the Advisor have an affiliation with Empiric Distributor. For the period ended March 31, 2019, Empiric Distributor, an affiliated broker, received $453 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

For the period ended March 31, 2019, the Distributor received $1,438 in underwriter commissions from the sale of Class A shares of the Empiric 2500 Fund, of which they kept $1,250.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant, LLC (“Blu Giant”) and Northern Lights Distributors, LLC (“NLD”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. For the period ended March 31, 2019, the Fund incurred $8,754 for such fees.

The independent trustees are paid $120,000 per year. The lead independent trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and the Advisor for distribution related expenses.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,017,866 for the Empiric 2500 Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$6,856,658
Unrealized depreciation:	(315,381)
Net unrealized appreciation:	$6,541,277

The Fund did not have distributions for the years ended September 30, 2018 and September 30, 2017.

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(234,150)	$(1,814,052)	$—	$9,905,803	$7,857,601

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized losses and unrealized appreciation from investments is primarily attributable to the adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $234,150.

At September 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$1,814,052	$—	$1,814,052	$879,164

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for redemption in kind resulted in reclassification for the year ended September 30, 2018 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$165,800	$218,703	$(384,503)

(5)	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adapted with these financial statements.

(6)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Empiric 2500 Fund
Additional Information (Unaudited) (Continued)
March 31, 2019

Consideration and Renewal of the Management Agreement with Empiric Advisors, Inc. with respect to Empiric 2500 Fund

In connection with the regular meeting held on February 25-26, 2019, the Board of Trustees (the “Board” or the “Trustees” ) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and Empiric Advisors, Inc. (“Empiric”), with respect to Empiric 2500 Fund (the “Empiric 2500”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating and weighting each of the Gartenberg Factors to be considered. The conclusions reached by the Board were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with its deliberations regarding renewal of the Management Agreement, the Board reviewed materials prepared by Empiric.

Nature, Extent and Quality of Services. The Board observed that Empiric employed a quantitative analysis methodology and selected securities based on a proprietary factor model using third-party data. The Board noted that Empiric’s chief compliance officer confirmed that trades were placed on the basis of best execution. The Board further noted that Empiric monitored the percentage limitations for investments by reviewing stock sub-industry concentrations and portfolio concentrations when new stocks were reviewed for purchase. The Board remarked that Empiric had reported no material compliance issues, litigation, or code of ethics violations since the Board last renewed the Management Agreement. The Board concluded that the nature, extent and quality of services provided by Empiric were satisfactory and in line with its expectations.

Performance. The Board noted that Empiric 2500 outperformed its Morningstar category for the 1-year, 3-year and 5-year periods and its peer group for the 1-year, 3-year, 5-year and since inception periods. The Board acknowledged that Empiric 2500 outperformed the Russell 2500 Growth Index over the 1-year, 3-year and since inception periods, and outperformed S&P 500 Index since inception. The Board recalled that Empiric 2500 had modified its strategy in 2015. It noted the Fund’s favorable risk metrics, as represented by Empiric. After further discussion, the Board concluded that Empiric 2500’s performance was acceptable.

Fees and Expenses. The Trustees noted that Empiric charged an advisory fee of 1.00% which was higher than the peer group and Morningstar category averages, but below the highest advisory fee charged in both the peer group and Morningstar category. The Board remarked that Empiric 2500’s 2.24% net expense ratio was lower than its peer group average and well below the Morningstar category high although higher than the Morningstar category average. The Board discussed that the fees and expenses for Empiric 2500 were similar to its peers. The Board concluded that the advisory fee for Empiric 2500 was not unreasonable.

Profitability. The Board observed that, based on the information Empiric provided, Empiric was managing Empiric 2500 at a loss. It considered certain additional benefits received by Empiric or its affiliates, including soft dollars and brokerage commissions. The Board concluded that excessive profit was not a concern at this time.

Economies of Scale. The Board considered whether Empiric had realized economies of scale with respect to the management of Empiric 2500, and concluded that based on the current asset level of Empiric 2500, breakpoints did not appear warranted. The Board agreed that although Empiric was not yet benefiting from material economies of scale, it would revisit the issue as the size of Empiric 2500 increased.

Empiric 2500 Fund
Additional Information (Unaudited) (Continued)
March 31, 2019

Conclusion. Having requested and received such information from Empiric as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the shareholders of Empiric 2500.

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2019

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/18	3/31/19	10/1/18 – 3/31/19	10/1/18 – 3/31/19
Class A	$1,000.00	$897.70	$9.65	2.04%
Class C	1,000.00	894.30	13.18	2.79%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/18	3/31/19	10/1/18 – 3/31/19	10/1/18 – 3/31/19
Class A	$1,000.00	$1,014.76	$10.25	2.04%
Class C	1,000.00	1,011.02	13.99	2.79%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Empiric 2500 Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2019

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Advisory Agreement, Management Services Agreement and Distribution (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
17645 Wright Street, Suite 200
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not applicable.

ITEM 13.   EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

ITEM 13. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies. Not applicable to open-end investment companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Principal Financial Officer/Treasurer
Date: June 5, 2019